SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  January  30, 2001
(Date of earliest event reported)

Commission File No.:  333-77215-05



                    Morgan Stanley Dean Witter Capital I Inc.
             (Exact name of registrant as specified in its charter)
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       Delaware                                           13-3291626
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(State or Other Jurisdiction               (I.R.S. Employer Identification No.)
  of Incorporation)



1585 Broadway, New York, New York                                   10036
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(Address of Principal Executive Office)                          (Zip Code)



                                 (212) 761-4000
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              (Registrant's telephone number, including area code)



ITEM 5.     Other Events.
            ------------

            Description of the Certificates

            Morgan Stanley Dean Witter Capital I Inc. (the "Depositor") will cause to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement and the Prospectus filed as part of Registration Statement, File No. 333-77215, in connection with the Depositor's issuance of a series of certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2001-PPM (the "Certificates"), to be issued pursuant to a pooling and servicing agreement among the Depositor, CapMark Services, L.P., as master servicer, PPM Finance, Inc., as special servicer, and Wells Fargo Bank Minnesota, N.A., as trustee.

            Computational Materials

            Morgan Stanley & Co. Incorporated and Lehman Brothers Inc., each as underwriter of certain of the Certificates (each, the "Underwriter") have provided certain prospective purchasers of the Class A-1, Class A-2, Class A-3 and Class B Certificates (collectively, the "Offered Certificates") with certain yield tables and other computational materials, collateral term sheets and structural term sheets (the "Computational Materials") in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the assets of the trust fund in which the Certificates represent beneficial ownership, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates based on collateral information provided by Jackson National Life Insurance Company and under certain assumptions and scenarios.

ITEM 7.     Financial Statements, Pro Forma Financial Information and
            ----------------------------------------------------------
Exhibits.

(c)   Exhibits

      Exhibit No.                                     Description

      99                                Computational Materials (as defined in
                                        Item 5) that have been provided by the
                                        Underwriters to certain prospective
                                        purchasers of the Offered Certificates.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.



                                       MORGAN STANLEY DEAN WITTER CAPITAL I INC.



                                       By:  /s/ Andrew Berman
                                          --------------------------------------
                                          Name:    Andrew Berman
                                          Title:   Vice President


Date:  January  30, 2001

                                INDEX TO EXHIBIT


                                                                  Paper (P) or
Exhibit No.            Description                                Electronic (E)
-----------            -----------                               ---------------
   99                  Computational Materials (as defined in         P
                       Item 5) that have been provided by the
                       Underwriters to certain prospective
                       purchasers of the Offered Certificates.